SGA Global Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—96.0%
Communication Services—6.0%
Alphabet, Inc. Class C(1)	2,305	$3,082
Tencent Holdings Ltd.	52,046	2,509
		5,591

Consumer Discretionary—26.0%
Alibaba Group Holding Ltd. Sponsored ADR(1)	15,894	3,371
Amazon.com, Inc.(1)	1,774	3,278
Booking Holdings, Inc.(1)	935	1,920
Fast Retailing Co. Ltd.	2,839	1,698
MercadoLibre, Inc.(1)	3,135	1,793
New Oriental Education & Technology Group, Inc. Sponsored ADR(1)	22,222	2,695
NIKE, Inc. Class B	28,724	2,910
TJX Cos., Inc. (The)	44,130	2,695
Yum! Brands, Inc.	35,951	3,621
		23,981

Consumer Staples—12.8%
CP ALL PCL	374,052	902
Danone SA	32,597	2,702
Heineken NV	25,263	2,690
Mondelez International, Inc. Class A	49,825	2,744
Nestle S.A. Registered Shares	25,397	2,750
		11,788

Financials—9.9%
AIA Group Ltd.	347,392	3,647
HDFC Bank Ltd. ADR	56,939	3,608
Sanlam Ltd.	337,735	1,907
		9,162

Health Care—10.3%
Abbott Laboratories	36,466	3,167
Illumina, Inc.(1)	5,467	1,814
Novo Nordisk A/S Class B	46,490	2,698
Regeneron Pharmaceuticals, Inc.(1)	4,774	1,793
		9,472

Industrials—3.5%
IHS Markit Ltd.(1)	42,622	3,212
Information Technology—22.0%
Autodesk, Inc.(1)	17,183	3,152
FleetCor Technologies, Inc.(1)	8,624	2,481
Infosys Ltd. Sponsored ADR	226,350	2,336
Microsoft Corp.	17,749	2,799
salesforce.com, Inc.(1)	19,764	3,215
SAP SE Sponsored ADR	19,694	2,639
Visa, Inc. Class A	19,404	3,646
		20,268

Materials—2.5%
Linde plc	10,869	2,314
	Shares	Value

Real Estate—3.0%
Equinix, Inc.	4,752	$2,774
Total Common Stocks (Identified Cost $68,776)		88,562

Total Long-Term Investments—96.0% (Identified Cost $68,776)		88,562

Short-Term Investment—3.8%
Money Market Mutual Fund—3.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(2)	3,539,454	3,539
Total Short-Term Investment (Identified Cost $3,539)		3,539

TOTAL INVESTMENTS—99.8% (Identified Cost $72,315)		$92,101
Other assets and liabilities, net—0.2%		206
NET ASSETS—100.0%		$92,307

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	53%
China	9
India	6
United Kingdom	6
Hong Kong	4
Switzerland	3
France	3
Other	16
Total	100%
† % of total investments as of December 31, 2019.
See Notes to Schedule of Investments

SGA Global Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$88,562	$88,562
Money Market Mutual Fund	3,539	3,539
Total Investments	$92,101	$92,101
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

SGA GLOBAL GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Other information regarding each Fund is available in the Fund’s most recent Report to Shareholders.
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